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                                                                  Exhibit 10.16


                              Employment Aqreement
                              --------------------

     This Employment Agreement made as of the 21st day of December, 1995 by and between Object Design, Inc., a Delaware corporation (the "Company"), and Justin Perreault of Boston, Massachusetts (the Employee").

     WHEREAS, the Company wishes to employ the Employee at the senior executive level, and, at the outset of this Agreement, as the Executive Vice President and Chief Operating officer; and

     WHEREAS, the Employee desires to serve in a senior executive capacity and, at the outset of this Agreement, as the Executive Vice President and Chief Operating Officer of the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Company and the Employee agree as follows:

     1. EMPLOYMENT. The Company hereby employs the Employee, and the Employee accepts employment with the Company at the senior executive level upon the terms and conditions hereinafter set forth. The Employee's title and duties at the start of this agreement shall be those of Executive Vice President and Chief Operating Officer of the Company. As such, the Employee shall report directly to the President.

     2. TERM OF EMPLOYMENT. There shall be no definite term of employment, and Employee shall be an employee at will. However, if the Employee's employment hereunder is terminated by the Company other than for cause or death or disability, the Company shall make Severance Payments to Employee equal to six
(6) months of Base Salary, payable over six (6) months. The Severance Payments shall be reduced, dollar for dollar, from any compensation received by Employee from other employment. "Cause" shall mean dishonesty or misappropriation of assets of the Company, gross failure to perform duties to the Company, or the commission of a crime involving moral turpitude or constituting a felony.

     3. COMPENSATION.

     (a) During the term of this Agreement, the Company shall pay the Employee a Base Salary, payable in accordance with the Company's standard schedule for salary payments to its executives (but no less frequently than monthly) in arrears, in equal installments at an annual rate equal to $160,000. At the beginning of each fiscal year, the Board of Directors shall consider in its discretion increases in the base salary.

     (b) The Company shall pay Employee the Bonus set forth in Exhibit A upon the sale of the Company (including a change of control) or upon an initial public offering. Change of control



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shall include a merger in which the stockholders of the Company immediately before the merger own less than fifty percent (50%) of the voting securities of the surviving corporation immediately after the merger.

          (c) All payments of salary and incentive compensation to the Employee shall be made after deduction of any taxes which are required to be withheld with respect thereto under applicable federal and state laws.

     4. OFFICE AND FRINGE BENEFITS. The Employee shall be provided with an office, secretary and other facilities and services commensurate with his position as a senior executive of the Company.

     5. EXPENSES. The Company shall reimburse the Employee for all reasonable business expenses incurred by the Employee in connection with his employment by the Company, including, without limitation, expenses of travel and entertainment. The Company shall promptly reimburse the Employee for all such expenses upon presentation of appropriate vouchers, receipts and other supporting documents as reasonably required by the Company.

     6. DUTY TO PERFORM SERVICES. The Employee shall devote his full time during normal business hours to rendering services to the Company hereunder, and shall exert all reasonable efforts in the rendering of such services. Nothing in this Agreement shall prohibit the Employee from:

          (a)  making and managing passive investments;

          (b)  serving on the Board of Directors of any company; and

          (c) engaging in religious, charitable or other community or nonprofit activities, provided none of the foregoing shall interfere with Employee's duties hereunder.

     The Employee agrees that in the rendering of all services to the Company and in all aspects of his employment as a senior level executive of the Company, he will comply in all material respects with all directives, policies, standards and regulations from time to time established by the Board of Directors of the Company to the extent they are not in conflict with this Agreement.

     8. VACATIONS; HOLIDAYS; SICK TIME. The Employee shall be entitled to vacation time, holiday time and sick leave in accordance with the Company's policies for senior executive officers, as in effect from time to time.



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     9. CONFIDENTIAL INFORMATION. The Employee agrees to be bound by all other agreements between him and the Company.

     10. NOTICES. All notices, requests, demands and other communications required by or permitted under this Agreement shall be in writing and shall be sufficiently delivered if delivered by hand or sent by registered or certified mail, postage prepaid, to the parties at their respective addresses listed below:

          (a)  if to the Employee:

          (b)  if to the Company:

               Object Design, Inc.
               25 Mall Road
               Burlington, MA 01803

Any party may change such party's address by such notice to the other parties.

     11. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts.

     12. BINDING UPON SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

     13. WAIVERS AND AMENDMENTS.

     (a) This Agreement may be amended, modified or supplemented, and any obligation hereunder may be waived, only by a written instrument executed by the parties hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate as a waiver of any subsequent breach.

     (b) No failure on the part of any party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy by such party preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies hereunder are cumulative and are in addition to all other rights and remedies provided by law, agreement or otherwise.


                                      -3-


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     IN WITNESS WHEREOF, the Company and the Employee have executed this
Agreement on the date first above written.

                                        OBJECT DESIGN, INC.

                                        By: /s/ Gerald B. Bay
                                            -----------------------
                                            Its


                                            /s/ Justin Perreault
                                            -----------------------
                                            Justin Perreault









                                       -4-
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                                  SCHEDULE A
                                  ----------

                  ODI                                Perreault
                Equity                              Performance
               Value ($)                               Fee ($)
             ------------                          ------------
              20,000,000                               150,000
              25,000,000                               225,000
              30,000,000                               300,000
              35,000,000                               375,000
              40,000,000                               450,000
              45,000,000                               525,000
              50,000,000                               800,000
              55,000,000                               900,000
              60,000,000                               977,000
              65,000,000                               759,600
              70,000,000                               648,000
              75,000,000                               600,800
              80,000,000                               986,400
              85,000,000                               991,800
              90,000,000                             1,006,400
              95,000,000                             1,016,400
             100,000,000                             1,031,000
             105,000,000                             1,054,800
             110,000,000                             1,083,200
             115,000,000                             1,111,600
             120,000,000                             1,144,600
             125,000,000                             1,177,600
             130,000,000                             1,210,600
             135,000,000                             1,247,370
             140,000,000                             1,281,882
             145,000,000                             1,316,334
             150,000,000                             1,350,845
             155,000,000                             1,385,356
             160,000,000                             1,419,808
             165,000,000                             1,454,319
             170,000,000                             1,488,771
             175,000,000                             1,523,282
             180,000,000                             1,557,734
             185,000,000                             1,592,246
             190,000,000                             1,626,757
             195,000,000                             1,661,209
             200,000,000                             1,695,720
             205,000,000                             1,733,200
             210,000,000                             1,770,800
             215,000,000                             1,808,400
             220,000,000                             1,846,000
             225,000,000                             1,883,600
             230,000,000                             1,925,800
             235,000,000                             1,963,400
             240,000,000                             2,001,000
             245,000,000                             2,038,600
             250,000,000                             2,076,200



                                 Page 1 of 2


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                             SCHEDULE A (cont'd)
                             -------------------


                  ODI                                Perreault
                Equity                              Performance
               Value ($)                               Fee ($)
             ------------                          ------------
             255,000,000                             2,118,400
             260,000,000                             2,437,956
             265,000,000                             2,482,381
             270,000,000                             2,526,802
             275,000,000                             2,571,223
             280,000,000                             2,615,644
             285,000,000                             2,660,065
             290,000,000                             2,704,485
             295,000,000                             2,748,906
             300,000,000                             2,793,327
             305,000,000                             2,837,747
             310,000,000                             2,882,168
             315,000,000                             2,926,589
             320,000,000                             2,971,010
             325,000,000                             3,015,430
             330,000,000                             3,059,851
             335,000,000                             3,104,272
             340,000,000                             3,148,693
             345,000,000                             3,193,113
             350,000,000                             3,237,534
             355,000,000                             3,281,955
             360,000,000                             3,326,376
             365,000,000                             3,370,796
             370,000,000                             3,415,217
             375,000,000                             3,459,638
             380,000,000                             3,504,059
             385,000,000                             3,548,479
             390,000,000                             3,592,900
             395,000,000                             3,637,321
             400,000,000                             3,681,742



Notes:

     1 The performance bonus will be paid in the same medium of consideration as is paid upon a liquidity event.

     2 At ODI equity values between those shown in the above schedule, the performance bonuses will be calculated by linearly interpolating between the two closest values.


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